UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2004

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation Number)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On April 2, 2004, correspondence was submitted to the FDA on behalf of Mylan Laboratories Inc. (the “Company”), with regard to the Company’s generic transdermal fentanyl product, in response to correspondence submitted on behalf of Alza Corporation. Copies of such correspondence are attached hereto as Exhibits 99.1 and 99.2.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Letter to the FDA submitted on behalf of the Company, dated April 2, 2004.
99.2	Letter to the FDA submitted on behalf of the Alza Corporation, dated March 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2004	MYLAN LABORATORIES INC.

	By:	/s/ Robert J. Coury

Robert J. Coury
Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to the FDA submitted on behalf of the Company, dated April 2, 2004.
99.2	Letter to the FDA submitted on behalf of the Alza Corporation, dated March 31, 2004.